UBS PACESM Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2006

March 26, 2007

Dear Investor,

The purpose of this supplement is to notify you that the name of UBS PACE Real Estate Securities Investments is changing to "UBS PACE Global Real Estate Securities Investments," effective March 26, 2007. The description of its investment strategies also is being updated to reflect the fund's intention to maintain exposure to real estate related securities of issuers in at least three countries in addition to the United States.

As a result of these changes, the Prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

All references in the Prospectuses and the SAI to "UBS PACE Real Estate Securities Investments" are changed to "UBS PACE Global Real Estate Securities Investments."

The section captioned "Investment objective, strategies and risks" sub-headed "Principal investment strategies" on page 84 of the Multi-Class Prospectus and page 86 of the Class P Prospectus is revised by replacing the third paragraph in its entirety with the following:

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Real Estate Securities Investments" on page 14 of the SAI is revised by replacing the second paragraph in its entirety with the following:

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon GSAM's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

ZS302